Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2020
Disclosure of Other Long-Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES

22. OTHER LONG-TERM LIABILITIES

As at December 31,	2020	2019
Deferred revenue(b)	$332,363	$374,642
Accrued benefit liabilities (Note 29)	47,984	32,074
Uncertain tax positions	175	175
Decommissioning liabilities(a)	3,145	2,104
Lease liabilities(c)	26,920	26,716
Other long-term liabilities	$410,587	$435,711

(a)

The current and long-term decommissioning liabilities on property and equipment were $3.9 million (December 31, 2019 — $2.9 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2020, $0.1 million was recorded as interest expense (December 31, 2019 - $0.1 million) with no decommissioning liabilities derecognized (December 31, 2019 - $0.2 million). It is expected that the decommissioning liabilities will mature between 2021 and 2062.

(b)	Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.

The Company expects the backlog as at December 31, 2020 to be recognized as follows (in millions of Canadian dollars):

2021	2022	2023	2024	2025	Thereafter	Total
$642	$518	$435	$305	$217	$569	$2,686

(c)	The expected undiscounted contractual cash flows of the lease liabilities as at December 31, 2020 were as follows:

2021	2022	2023	2024	2025	Thereafter	Total
$3,388	$3,032	$2,981	$2,795	$2,518	$27,840	$42,554

The undiscounted contractual cash flows included $13.3 million of interest payments